EXHIBIT 10.70
CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     AMENDMENT NO. 1 dated as of September 30, 2009 (the “Amendment”) to the Second Amended and Restated Credit, Security, Pledge and Guaranty and Agreement dated as of July 25, 2008 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE ENTERTAINMENT INC., LIONS GATE UK LIMITED AND LIONS GATE AUSTRALIA PTY LIMITED, as Borrowers (collectively, the “Borrowers”), (ii) the GUARANTORS referred to herein, (iii) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”) (iv) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank and (v) WACHOVIA BANK, N.A., as Syndication Agent.
     The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as set forth herein.
     Therefore, the parties hereto hereby agree as follows:
     1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
          (a) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical place:
               “Defaulting Lender” shall mean any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless the subject of a good faith dispute, (b) notified the Administrative Agent, the Issuing Bank, any Lender (subject to such Lender having given notice thereof to the Administrative Agent) or the Borrowers (subject to the Borrowers having given notice thereof to the Administrative Agent) in writing that it does not intend to comply with any of its funding obligations under this Credit Agreement unless the subject of a good faith dispute or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Credit Agreement unless the subject of a good faith dispute, (c) failed, within five (5) Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of this Credit Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, provided that such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent, or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any ownership interest in such Lender or parent company thereof or the exercise of control over a Lender or parent company thereof by a governmental authority or instrumentality thereof.
               “Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the Net Cash Proceeds of which are used within 18 months of the incurrence of such Indebtedness to extend, refinance, renew, replace, redeem, repurchase, defease, repay or refund, in whole or in part (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (b) either (x) the Permitted Refinancing Indebtedness does not require any principal payments (whether scheduled or as a result of a mandatory prepayment, a “put” at the option of the holder, a sinking fund or similar payment) prior to one year after the Maturity Date or (y) (A) the proceeds of such Permitted Refinancing Indebtedness are used concurrently with the issuance thereof to Refinance other Indebtedness (B) the Permitted Refinancing Indebtedness is scheduled to mature either (i) no earlier than the Indebtedness being Refinanced or (ii) at least one year after the Maturity Date, (C) the portion, if any, of the Permitted Refinancing Indebtedness that is scheduled to mature on or prior to one year after the Maturity Date has a weighted average life to maturity at the time such Permitted Refinancing Indebtedness is incurred that is greater than or equal to the weighted average life to maturity of the portion of the Indebtedness being Refinanced that is scheduled to mature on or prior to one year after the Maturity Date and (D) the Permitted Refinancing Indebtedness does not have additional security or Guaranties as compared to the Indebtedness being Refinanced, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced (unless otherwise approved by the Administrative Agent), (d) no Permitted Refinancing Indebtedness shall have different obligors (but may have additional obligors) or greater guarantees or security, than the Indebtedness being Refinanced (unless meeting the requirements of (b)(x) above and otherwise approved by the Administrative Agent), (e) Indebtedness which is intended to constitute Permitted Refinancing Indebtedness but which is not applied to Refinance other Indebtedness concurrently with the incurrence thereof must satisfy the requirements of the definition of Subordinated Debt as if it were “other Indebtedness” at the time of incurrence thereof and shall not constitute Permitted Refinancing Indebtedness unless and until actually applied to Refinance Indebtedness in accordance with the terms of this definition and (f) the proceeds of Permitted Refinancing Indebtedness may be used initially to repay the Obligations and then borrowed hereunder as Loans and used to Refinance Indebtedness in accordance with terms of this definition (a “Permitted Refinancing Reborrowing”). For the avoidance of doubt, the term Refinance shall (i) include without limitation, the satisfaction of mandatory repayment or “put” obligations required by the terms of Convertible Senior Subordinated Notes, but shall exclude temporary repayments of outstanding loans under committed revolving credit facilities except to the extent accompanied by a permanent commitment reduction.”
               “Unapplied Refinancing Proceeds” shall mean Indebtedness incurred with the intention (as evidenced by a Certificate of an Authorized Officer delivered to the Administrative Agent concurrently with the incurrence of such Indebtedness) of being used as Permitted Refinancing Indebtedness but which has not been used to Refinance Indebtedness within 18 months of its incurrence; provided that (1) the Borrowers may at any time prior to 18 months after such incurrence of Permitted Refinancing Indebtedness provide a Certificate of an Authorized Officer delivered to the Administrative Agent declaring that all or any portion of such proceeds of Permitted Refinancing Indebtedness that have not been used to Refinance Indebtedness will not be used to Refinance Indebtedness within 18 months of its incurrence, (2) upon the delivery of such Certificate of an Authorized Officer to the Administrative Agent, such amounts shall immediately be considered Unapplied Refinancing Proceeds and (3) such declaration shall be irrevocable.
          (b) The definition of “Applicable Margin” in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
          ““Applicable Margin” shall mean (i) in the case of U.S. Dollar Loans that are Alternate Base Rate Loans, 1.50% per annum, (ii) in the case of U.S. Dollar Loans that are Eurodollar Loans, 2.50% per annum, (iii) in the case of Sterling Eurodollar Loans, 2.50% per annum and (iv) in the case of Australian Dollar Eurodollar Loans, 2.50% per annum.”
          (c) The definition of “Convertible Senior Subordinated Notes” in Article 1 of the Credit Agreement is hereby amended by (x) deleting the word “and” before “(ii)” and inserting a comma in lieu thereof, and (y) adding the following words to the end thereof: “and (iii) LGEI’s 3.625% Convertible Senior Subordinated Notes due 2025 which were issued in April 2009 and (iv) any Permitted Refinancing Indebtedness in respect of items (i), (ii) or (iii)”.
          (d) The definition of “Investment” in Article 1 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following:
          “provided, however, that (i) an Acquisition and (ii) a Refinancing of outstanding Subordinated Debt (including, without limitation, any Convertible Senior Subordinated Notes) with Permitted Refinancing Indebtedness shall not be considered an “Investment”.”
          (e) The definition of “Subordinated Debt” in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
          ““Subordinated Debt” shall mean the Convertible Senior Subordinated Notes and other Indebtedness (including Permitted Refinancing Indebtedness which is issued in respect of other Subordinated Debt) issued after the date hereof which is either subordinated on terms satisfactory to the Administrative Agent to the Borrowers’ obligations to the Administrative Agent and the Group Lenders under the Facility or secured by a Lien that is subordinated on terms satisfactory to the Administrative Agent to the Lien granted to the Administrative Agent for the benefit of itself, the Issuing Bank and the Group Lenders under the Facility; provided, that (i) at the time of issuance of any such other Indebtedness, the ratio (the “Subordinated Debt Ratio”) of (A) the Borrowing Base to (B) all outstanding Loans plus the L/C Exposure plus the aggregate amount of all Subordinated Debt (other than the Subordinated Debt represented by (x) the Convertible Senior Subordinated Notes and (y) the Subordinated Debt to be concurrently or previously Refinanced by Permitted Refinancing Indebtedness constituting Subordinated Debt), must not be less than 1.25 to 1, (ii) the Borrowers shall demonstrate pro forma compliance with the covenants set forth in Section 6.19 through 6.21 and 6.32 hereof after giving effect to such Indebtedness, (iii) such Indebtedness does not require any cash principal payments prior to one year after the Maturity Date and (iv) all other terms and conditions relating to such Indebtedness (including, without limitation, subordination provisions, if any, covenants and defaults and any related security, intercreditor or subordination agreement) shall be satisfactory to Administrative Agent.”
          (f) Section 2.23(a) of the Credit Agreement is hereby amended by deleting the figure “U.S.$160,000,000” in the third line thereof and replacing it with “U.S.$60,000,000”.
          (g) Article 2 of the Credit Agreement is hereby amended by adding the following section at the end thereof:
     “SECTION 2.24 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a) if any L/C Exposure exists at the time a Lender is a Defaulting Lender, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s L/C Exposure in accordance with the procedures set forth in Section 2.6(j) for so long as such L/C Exposure is outstanding; and
(b) the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.6(j).”
          (h) Section 5.19(iv) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(iv) for other general corporate purposes, including without limitation acquisitions, permitted stock and indebtedness repurchases, dividends and cash collateralizing a Defaulting Lender’s L/C Exposure in accordance with Section 2.24(a) hereof”.
          (i) Section 6.3(v) of the Credit Agreement is hereby amended by replacing the phrase “to the extent otherwise permitted hereunder” with the phrase “to the extent such obligations are otherwise permitted hereunder”.
          (j) Section 6.3(x) of the Credit Agreement is hereby amended by replacing the amount “US $10,000,000” with the amount “US $25,000,000”.
          (k) Section 6.4(xix) of the Credit Agreement (Limitations on Investments) is hereby amended by (i) inserting immediately prior to the words “plus 50%” the new phrase “plus 50% of Unapplied Refinancing Proceeds” and (ii) inserting immediately after the words “Net Cash Proceeds” the words “(other than Net Cash Proceeds which have been used to Refinance Subordinated Debt or Permitted Preferred Stock pursuant to Section 6.5(xii))”.
          (l) Section 6.5(vii) of the Credit Agreement is hereby amended (i) by inserting immediately after the words “Subordinated Debt” the parenthetical “(other than in connection with the issuance of any Permitted Refinancing Indebtedness to Refinance such Subordinated Debt, which shall be permitted in its entirety pursuant to clause (xii) below and shall need not satisfy the requirements of this clause (vii)”, (ii) by inserting immediately prior to the words “plus 50%” the new phrase “plus 50% of the Unapplied Refinancing Proceeds” and (iii) inserting immediately after the words “Net Cash Proceeds” the words “(other than Net Cash Proceeds which have been used to Refinance Subordinated Debt or Permitted Preferred Stock pursuant to Section 6.5(xii))”.
          (m) Section 6.5(viii) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(viii) payments (including, without limitation, mandatory repayments or “puts” of Convertible Senior Subordinated Notes) but not prepayments of interest and principal on Subordinated Debt (including Permitted Refinancing Indebtedness which is issued in respect of any Subordinated Debt) on the terms set forth in the applicable documents and provided that no Default or Event of Default shall be continuing after giving effect on a pro forma basis to such payments.”
          (n) Section 6.5 of the Credit Agreement is hereby further amended by adding the following sub-clause (xii) to the end thereof:
          “(xii) the Refinance of Subordinated Debt or Permitted Preferred Stock in exchange for or with all or a portion of proceeds received from the issuance of Permitted Preferred Stock, Equity Interests of LGEC or LGEI (to the extent consideration for the Equity Interests of LGEI are from proceeds from the issuance of Equity Interests in LGEC), common stock of LGEC or Permitted Refinancing Indebtedness (including, without limitation, Permitted Refinancing Reborrowings) in compliance with the definitions of such terms;”
          (o) Section 6.20 of the Credit Agreement (Fixed Charges Coverage Ratio) is hereby amended by inserting immediately prior to the phrase “other than payments to” in the next to last parenthetical, the phrase “(i) other than mandatory repayments or “puts” of Convertible Senior Subordinated Notes and (ii)”.
          (p) Article 6 of the Credit Agreement is hereby amended by adding the following section at the end thereof:
“SECTION 6.32 Secured Debt Ratio. At anytime permit the ratio of (A) the sum of the Borrowing Base plus unrestricted cash and Cash Equivalents of the Credit Parties to (B) the sum of all outstanding Loans plus the L/C Exposure plus all other Indebtedness of any Credit Party which is secured by a Lien on assets of any Credit Party other than (1) Indebtedness specified in Sections 6.1(c), (e), (f), (g), (j), (l), (m), (n) and (p) and (2) Guaranties permitted under Section 6.1(b) to the extent that such Guaranties guaranty Indebtedness specified in Sections 6.1 (c), (e), (f), (g), (j), (l), (m), (n) or (p) or would result in double counting of the Indebtedness otherwise included in this ratio, to be less than 1.0 to 1.0.”
          (r) Schedule 1.2 of the Credit Agreement is hereby amended by replacing the limits for each of the Acceptable Domestic or Foreign Account Debtors below with the corresponding amounts set forth below:
     [REDACTED]
     3. Conditions to Effectiveness. (a) The provisions of Section 2 (other than Sections 2(b) and 2(f)) of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):
          (i) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each of the Guarantors and each of the Required Lenders; and
          (ii) the Administrative Agent shall have received from the Borrowers (for the benefit of each Lender that has executed and delivered to the Administrative Agent a counterpart to this Amendment at or prior to 5:00pm (New York City time) on Tuesday, September 29, 2009) an amount equal to 0.25% of each such consenting Lender’s Commitment (the “Amendment Fee”).
          (b) The provisions of Sections 2(b) and 2(f) of this Amendment shall not become effective until the occurrence of both the Effective Date and the Qualifying Debt Securities Offering. “Qualifying Debt Securities Offering” means the consummation of any public or private offer or series of related offers of either (i) secured debt securities in any amount (other than Permitted Refinancing Indebtedness and which for the avoidance of doubt, shall not include, without limitation, project loans, slate film financings and other commercial loans) or (ii) unsecured debt securities in the amount of at least $50,000,000 (other than Permitted Refinancing Indebtedness and which for the avoidance of doubt, shall not include, without limitation, project loans, slate film financings and other commercial loans), in either case, after the Effective Date by LGEC or by LGEI (which may be guaranteed by LGEC and Subsidiaries, to the extent permitted under the Credit Agreement, as amended by this Amendment).
     4. Representations and Warranties. Each Credit Party represents and warrants that:
          (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
          (b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
     5. Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent.
     6. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
     7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     9. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
     10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[Signatures Begin on Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS: LIONS GATE ENTERTAINMENT INC.
By	/s/ Wayne Levin
Name:
Title:

LIONS GATE UK LIMITED (formerly Redbus Film Distribution Limited)
By	/s/ Wayne Levin
Name:
Title:

LIONS GATE AUSTRALIA PTY LIMITED
By	/s/ Wayne Levin
Name:
Title:

GUARANTORS:
ALL ABOUT US PRODUCTIONS INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
BABE RUTHLESS PRODUCTIONS, LLC
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BD OPTICAL MEDIA, INC.
BLITZ DISTRIBUTION LIMITED
BLITZ FILMS LIMITED
BLUE MOUNTAIN STATE PRODUCTIONS CORP.
BURROWERS PRODUCTIONS INC.
CORNFIELD PRODUCTIONS, LLC
CRASH TELEVISION PRODUCTIONS INC.
CRASH 2 TELEVISION PRODUCTIONS INC.
CUPID PRODUCTIONS INC.
DANCING ELK PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEBMAR/MERCURY LLC
DEBMAR/MERCURY INTERNATIONAL LIMITED (UK)
DEBMAR/MERCURY (WW) PRODUCTIONS, LLC
DEBMAR STUDIOS INC.
DJM SERVICES INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
FEAR ITSELF PRODUCTIONS CORP.
FILM HOLDINGS CO.
FIVE DAYS PRODUCTIONS CORP.
GC FILMS, INC.
GC SHORT FILMS, INC.
HEART FRANK, INC.
HIGHER POST, LLC
HORSEMEN PRODUCTIONS, LLC
INVISIBLE CASTING INC.
JV1 ISH, LLC
ISH TELEVISION DEVELOPMENT, LLC
ISH PROJECTS, LLC
IWC PRODUCTIONS, LLC
KILL PIT PRODUCTIONS INC.

LANDSCAPE ENTERTAINMENT CORP.
LG HORROR CHANNEL HOLDINGS LLC
LG PICTURES INC.
LIONS GATE ENTERTAINMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS OF PUERTO RICO, INC.
LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS FILMS
LIONS GATE S.A.R.F.
LIONS GATE HOME ENTERTAINMENT UK LIMITED (formerly
Redbus Home Entertainment Limited)
LIONS GATE INDIA, INC.
LIONS GATE MANDATE FINANCING VEHICLE, INC.
LIONS GATE MUSIC INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE ONLINE SHOP, INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE PICTURES UK LIMITED (formerly Redbus
Pictures Limited)
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LIONS GATE X PRODUCTIONS LLC
LUCKY 7 PRODUCTIONS CORP.
MANDATE PICTURES LLC
MANDATE INTERNATIONAL, LLC
MANDATE FILMS, LLC
MOTHER PRODUCTIONS CORP.
MQP, LLC
NGC FILMS, INC.
NURSE PRODUCTIONS, INC.
PEARL RIVER HOLDINGS CORP.
PGH PRODUCTIONS, INC.
PLANETARY PRODUCTIONS, LLC
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
R & B PRODUCTIONS, INC.
SCREENING ROOM, INC.

SILENT DEVELOPMENT CORP.
SS3 PRODUCTIONS, INC.
SKILLPA PRODUCTIONS, LLC
TALK PRODUCTIONS CORP.
TED PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.
TOUCH PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WILDFIRE 2 PRODUCTIONS INC.
WILDFIRE 3 PRODUCTIONS INC.
WILDFIRE 4 PRODUCTIONS INC.

By:	/s/ Wayne Levin
Name:
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its: General Partner

By:	/s/ Wayne Levin
Name:
Title:

LENDERS: JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent
By	/s/ Kin W. Cheng
Name:
Title:
Address: Attention: Facsimile:

J.P. MORGAN EUROPE LTD, as UK Lender
By	/s/ Alastair Stevenson
Name:
Title:
Address: Attention: Facsimile:

WACHOVIA BANK, N.A. individually and as Syndication Agent
By	/s/ Christine P. Ball
Name:
Title:
Address: Attention: Facsimile:

CITIBANK, N.A.
By	/s/
Name:
Title:
Address: Attention: Facsimile:

HSBC BANK USA, NATIONAL ASSOCIATION
By	/s/ Christian Bowers
Name:
Title:
Address: Attention: Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By	/s/ Tyler J. McCarthy
Name:
Title:
Address: Attention: Facsimile:

UNION BANK OF CALIFORNIA, N.A.
By	/s/ Brian Stearns
Name:
Title:
Address: Attention: Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By	/s/ Shahid Kathrada
Name:
Title:
Address: Attention: Facsimile:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By	/s/
Name:
Title:
Address: Attention: Facsimile:

CITY NATIONAL BANK
By	/s/
Name:
Title:
Address: Attention: Facsimile:

FIRST BANK
By	/s/ David C. Walker
Name:
Title:
Address: Attention: Facsimile:

CALIFORNIA BANK & TRUST
By	/s/ Robert F. Edmonds
Name:
Title:
Address: Attention: Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK
By	/s/ Richard Tripaldi
Name:
Title:
Address: Attention: Facsimile:

NATIXIS
By	/s/ Nicolas Regent
Name:
Title:
Address: Attention: Facsimile:

MANUFACTURERS BANK
By	/s/ Maureen Kelly
Name:
Title:
Address: Attention: Facsimile: